Exhibit 10.1
SECOND AMENDMENT
TO
AMENDED & RESTATED CREDIT AGREEMENT
          THIS SECOND AMENDMENT TO AMENDED & RESTATED CREDIT AGREEMENT (this “Second Amendment”) dated as of July 21, 2006, relates to that certain Amended and Restated Credit Agreement dated as of December 19, 2005 (as amended by that certain First Amendment, dated as of March 22, 2006, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among NMHG Holding Co., a Delaware corporation (“NMHG Holding”), NACCO Materials Handling Group, Inc., a Delaware corporation (“NMHG”), NACCO Materials Handling Limited (company number 02636775), incorporated under the laws of England and Wales (the “UK Borrower”), NACCO Materials Handling B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (together with NMHG Holding, NMHG and the UK Borrower, the “Borrowers”), the financial institutions from time to time a party thereto as Lenders, whether by execution of the Credit Agreement or an Assignment and Acceptance (as defined therein), the financial institutions from time to time party thereto as Issuing Bank, whether by execution of the Credit Agreement or an Assignment and Acceptance or otherwise, Citicorp North America, Inc., a Delaware corporation, in its capacity as administrative agent for the Lenders and the Issuing Bank thereunder (with its successors and permitted assigns in such capacity, the “Administrative Agent”), and Citigroup Global Markets Inc. as sole lead arranger and sole bookrunner.
          1. Definitions. Capitalized terms defined in the Credit Agreement and not otherwise defined or redefined herein have the meanings assigned to them in the Credit Agreement.
          2. Second Amendment Effective Date Amendments to Credit Agreement. Upon the “Second Amendment Effective Date” (as defined in Section 4 below), the Credit Agreement is hereby amended as follows:
          2.1 Amendments to Section 6.01(p) (ERISA Matters). Section 6.01(p) of the Credit Agreement is hereby amended as follows:
     (a) by deleting the sixth sentence of Section 6.01(p) in its entirety and substituting the following in its stead:
No Borrower or any ERISA Affiliate nor any fiduciary of any Plan which is not a Multiemployer Plan (i) has engaged in a nonexempt prohibited transaction described in Sections 406 of ERISA or 4975 of the Internal Revenue Code or (ii) has taken or failed to take any action which would constitute or result in a Termination Event other than (a) a merger permitted under Section 9.09(b)(Restrictions on Fundamental Changes) or (b) the Reportable Events described on Schedule 6.01-P(A) attached
Second Amendment to
NMHG A&R Credit Agreement

hereto, which Reportable Events are not reasonably expected to result in a liability in excess of $2,000,000 to any Borrower or any ERISA Affiliate.
          2.2 Addition of Schedule 6.01-P(A). Schedule 6.01-P(A) is hereby added in the proper numerical order to the Credit Agreement Schedule in the form and substance attached as Exhibit A hereto.
          3. Representations and Warranties. The Borrowers hereby represent and warrant to each Lender, each Issuing Bank and the Administrative Agent that (a) all of the representations and warranties of the Borrowers and the Borrower Subsidiaries in the Credit Agreement and in any other Loan Document are true and correct in all material respects on and as of the Second Amendment Effective Date as though made to each Lender, each Issuing Bank and the Administrative Agent on and as of such date (other than representations and warranties which expressly speak as of a different date, which representations shall be made only on such date) and (b) as of the Second Amendment Effective Date, no Event of Default or Default has occurred and is continuing.
          4. Second Amendment Effective Date. This Second Amendment shall become effective as of the date first above written (the “Second Amendment Effective Date”) upon the satisfaction of the following conditions:
          4.1 The Administrative Agent shall have received counterparts hereof executed by the Borrowers, the Administrative Agent and each Lender required to execute the Second Amendment pursuant to the terms of the Credit Agreement;
          4.2 Each of the representations and warranties contained in this Second Amendment shall be true and correct in all material respects on and as of the Second Amendment Effective Date;
          4.3 As of the Second Amendment Effective Date, no Event of Default or Default shall have occurred and be continuing; and
          4.4 The Borrowers shall have reimbursed the Administrative Agent for the reasonable fees, costs and expenses incurred by or owing to it in connection with this Second Amendment, and all other outstanding fees and expenses incurred prior to the Second Amendment Effective Date, in each case which are payable under Section 14.02 of the Credit Agreement.
          5. Miscellaneous.
          5.1 This Second Amendment is a Loan Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.
          5.2 On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to
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NMHG A&R Credit Agreement

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the Credit Agreement as amended hereby. Except to the extent specifically amended or modified hereby, all of the terms of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.
          5.3 The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Issuing Bank or the Administrative Agent under the Credit Agreement or any of the Loan Documents, nor obligate any Lender, the Issuing Bank or the Administrative Agent to agree to similar amendments in the future.
          6. Counterparts; Facsimile Delivery. This Second Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
          7. GOVERNING LAW. THIS SECOND AMENDMENT, AND ALL ISSUES RELATING TO THIS SECOND AMENDMENT, INCLUDING THE VALIDITY, ENFORCEABILITY, INTERPRETATION OR CONSTRUCTION OF THIS SECOND AMENDMENT OR ANY PROVISION HEREOF, SHALL BE GOVERNED BY, AND SHALL BE DETERMINED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[Signature pages follow]
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NMHG A&R Credit Agreement

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          IN WITNESS WHEREOF, the Administrative Agent, the Issuing Bank, the Requisite Lenders and the Borrowers have caused this Second Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

NMHG HOLDING CO.
By:	/s/ Jeffrey C. Mattern
Name: Jeffrey C. Mattern
Title: Treasurer

NACCO MATERIALS HANDLING GROUP, INC.
By:	/s/ Jeffrey C. Mattern
Name: Jeffrey C. Mattern
Title: Treasurer

NACCO MATERIALS HANDLING LIMITED
By:	/s/ Jeffrey C. Mattern
Name: Jeffrey C. Mattern
Title: Director

NACCO MATERIALS HANDLING B.V. By: NACCO MATERIALS HANDLING GROUP, LTD., its Managing Director
By:	/s/ Jeffrey C. Mattern
Name: Jeffrey C. Mattern
Title: Director
Signature Page to
Second Amendment to
NMHG A&R Credit Agreement

CITICORP NORTH AMERICA, INC., as Administrative Agent, as Issuing Bank, as Swing Loan Bank and as a Domestic Lender
By:	/s/ Miles D. McManus
Name: Miles D. McManus
Title: Vice President and Director

CITIBANK INTERNATIONAL PLC, as Multicurrency Lender and as Overdraft Line Bank
By:	/s/ Miles D. McManus
Name: Miles D. McManus
Title: Authorized Signer
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NMHG A&R Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION, as a Domestic Lender
By:	/s/ Dwayne L. Coker
Name: Dwayne L. Coker
Title: Duly Authorized Signatory
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NMHG A&R Credit Agreement

WELLS FARGO FOOTHILL, INC., as a Domestic Lender
By:	/s/ Jennifer Fory
	Name:	Jennifer Fory
	Title:	Account Executive, AVP
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NMHG A&R Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Domestic Lender
By:	/s/ Scott J. Bell
	Name:	Scott J. Bell
	Title:	Senior Vice President
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NMHG A&R Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Domestic Lender
By:	/s/ Nadine M. Eames
	Name:	Nadine M. Eames
	Title:	Vice President
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Second Amendment to
NMHG A&R Credit Agreement

ING CAPITAL LLC, as a Domestic Lender
By:	/s/ Janice M. Whalen

	Name:	Janice M. Whalen
	Title:	Vice President
Signature Page to
Second Amendment to
NMHG A&R Credit Agreement

BANK OF AMERICA, N.A., as a Domestic Lender
By:	/s/ Daryl K. Hogge
	Name:	Daryl K. Hogge
	Title:	Senior Vice President
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Second Amendment to
NMHG A&R Credit Agreement

HSBC BANK USA, N.A., as a Domestic Lender
By:	/s/ Paul W. Ip
	Name:	Paul W. Ip
	Title:	Vice President
Signature Page to
Second Amendment to
NMHG A&R Credit Agreement